UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2020

ImmuCell Corporation
(Exact name of registrant as specified in its charter)

DE	001-12934	01-0382980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

56 Evergreen Drive Portland, Maine	04103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 207-878-2770

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01 – Entry into a Material Definitive Agreement

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On December 15, 2020, ImmuCell Corporation (the “Company”) entered into definitive agreements covering a certain credit facility with Gorham Savings Bank. The credit facility is a $1.5 million term loan bearing interest at a fixed rate of 3.50% per annum with monthly principal and interest payments based on a seven-year amortization schedule with a seven-year term. Approximately $624,000 of the proceeds were used to pay down the outstanding balance on its mortgage loan with Gorham Savings Bank. In connection with that pay-down, the bank released the $1.4 million in funds that had been held by the bank in a restricted collateral account since the Company’s March 2020 financing. The remaining proceeds of approximately $876,000 are available to pay closing costs and for general working capital purposes.

The credit facility is secured by mortgages and security interests with respect to substantially all of the Company’s assets. The Company’s failure to make timely payments of principal and interest, or otherwise to comply with the terms of its agreements with Gorham Savings Bank, would entitle the lender to accelerate the maturity of such debt and demand repayment in full.

The Term Note and the Loan Agreement executed in connection with this credit facility are attached as Exhibit 10.1 Exhibit 10.2, respectively, to this Current Report on Form 8-K.

The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits.

The following exhibits relating to Item 1.01 and 2.03 shall be deemed to be furnished, and not filed:

99.1	Press Release of ImmuCell Corporation dated December 15, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2020	IMMUCELL CORPORATION

	By:	/s/ Michael F Brigham
Michael F. Brigham
President, Chief Executive Officer and Principal Financial Officer

Exhibit Index

Exhibit No.	Description

EX-10.1	Term Note for $1,500,000 executed by ImmuCell Corporation in favor of Gorham Savings Bank dated December 15, 2020.

EX-10.2	Loan Agreement for $1,500,000 executed by ImmuCell Corporation in favor of Gorham Savings Bank dated December 15, 2020

EX-99.1	Press Release of the Company dated December 15, 2020.